SUMMARY PROSPECTUS

OCTOBER 1, 2017, as supplemented April 2, 2018

PROSHARES INFLATION EXPECTATIONS ETF

RINF LISTED ON NYSE ARCA

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated October 1, 2017, as supplemented April 2, 2018, and Statement of Additional Information, dated October 1, 2017, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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PROSHARES.COM	INFLATION EXPECTATIONS ETF ::	3

Investment Objective

ProShares Inflation Expectations ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate Hedged) Index (the “Index”).

Unlike many traditional bond funds, the Fund is not designed to provide a steady stream of income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.55%
Other Expenses	0.66%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.21%
Fee Waiver/Reimbursement*	-0.91%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.30%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.30% through September 30, 2018. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$294	$577	$1,385

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 190% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund, under normal circumstances, seeks to remain fully exposed to the Index and will invest at least 80% of its total assets in securities of the Index. In addition, the Fund will invest in derivatives and other fixed income securities that ProShare Advisors believes, in combination, should track the performance of the Index. The Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities (“TIPS”) and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index seeks to achieve an overall duration dollar amount of zero. The Index is not designed to measure the realized rate of inflation, nor does it seek to replicate the returns of any index or measure of actual consumer price levels. The Index is published under the Bloomberg ticker symbol “CFIIRINF.”

The securities and financial instruments that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

•	U.S. Treasury Securities — The Fund has exposure to securities issued by the U.S. Treasury, in particular the following:

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U.S. Treasury Inflation-Protected Securities — The Fund generally takes long positions (or obtains long exposure via derivatives, as further described below) in TIPS, which are inflation-protected public obligations of the U.S. Treasury. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, the values of both the principal and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

4	:: INFLATION EXPECTATIONS ETF	PROSHARES.COM

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in or making short sales of the fixed income securities underlying the Index. These derivatives principally include:

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Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

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Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

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Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure, holding or exposed to each investment in approximately the same proportion as its weighting in the Index. At times, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•

Breakeven Inflation Investing Risk — The Index tracks the performance of (i) long positions in the most recently issued 30-year TIPS and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a “breakeven rate of inflation” (“BEI”) and is considered to be a measure of the market’s expectations for inflation over the relevant period. The level of the Index (and the Fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy.

There is no guarantee that these factors will combine to produce any particular directional changes in the Index over time, or that the Fund will retain any appreciation in value over extended periods of time, or that the returns of the Index or the Fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the Index or the Fund will not

PROSHARES.COM	INFLATION EXPECTATIONS ETF ::	5

correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the Index or the value of the Fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the Fund may not serve as an effective hedge against inflation.

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Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation to the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index or gaining exposure to the securities that make up the Index, in approximately the same proportions as their weightings in the Index, at times the weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

•

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

•

Debt Instrument Risk — The Fund invests in, or seeks exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the

U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

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Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Index Performance Risk — There is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving high, or even positive, returns, or that the Fund will retain any appreciation in value over extended periods of time. The Index may underperform, and the Fund could lose value, while other indices or measures of market performance increase in value. In addition, the Index adjusts its positions on a daily basis to maintain duration neutrality between its TIPS and Treasury positions. As such, its performance will not reflect the performance of an unadjusted equivalent investment in long TIPS and short Treasury securities over a period of time greater than a single day. Because the Index adjusts its positions to maintain duration neutrality at or about the time of the Fund’s net asset value (“NAV”) calculation, when the Fund’s shares are bought intraday, such shares are unlikely to be duration neutral.

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Inflation-Indexed Security Risk — The value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase, and tend to increase when real interest rates decrease. Real interest rates are generally measured as a nominal interest rate less an inflation rate. As such, investors should be aware that a short position in TIPS over a particular timeframe may decrease in value due to falling real rates even in a deflationary environment.

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Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are at historically low levels. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. The Index (and therefore the Fund) seeks to mitigate this risk by taking short positions in U.S. Treasury Securities; such short positions should

6	:: INFLATION EXPECTATIONS ETF	PROSHARES.COM

increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating gains and losses in the TIPS positions of the Fund arising from changing Treasury interest rates. The Index does not attempt to mitigate credit risk or other factors which may have a greater influence on TIPS than interest rate risk. Such other factors may impact TIPS in an opposite way than interest rates making it difficult to directly observe the impact of changes in interest rates on TIPS. When interest rates fall, an unhedged investment in the same TIPS will outperform the Fund. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. Furthermore, while the Index is designed to hedge the interest rate exposure of the TIPS positions, it is possible that a degree of exposure may remain even at the time of rebalance.

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Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•

Long/Short Risk — The Fund seeks long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

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Market Price Variance Risk — Fund shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Because the Fund and the Index generally value such securities as of their bond market closing time, the daily NAV and Index performance may vary from the market performance of the Fund as of the NYSE Arca close (typically at 4:00 p.m., Eastern Time). Furthermore, liquidity in such securities may be reduced after the applicable closing times. This may cause wider spreads and larger premium and discounts than would otherwise be the case if each market was open until the close of trading on NYSE Arca. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s shares and/or create or redeem Creation Units, trading spreads and the resulting premium or discount on the Fund’s shares may widen and the Fund’s shares may possibly be subject to trading halts and/or delisting.

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Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Portfolio Turnover Risk — In seeking to meet its investment objective, the Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

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Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements and futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements and futures contracts,

PROSHARES.COM	INFLATION EXPECTATIONS ETF ::	7

or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

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Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

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TIPS and U.S. Treasury Markets Risk — The TIPS and U.S. Treasury markets can be volatile, and the value of securities, swaps, futures, and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets, such as the TIPS and U.S. Treasury markets, are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the TIPS and U.S. Treasury markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. Further, fixed income securities in the Index may underperform other fixed income or inflation-linked investments.

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Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2015): 4.30%

Worst Quarter (ended 9/30/2015): -10.44%

The year-to-date return as of the most recent quarter,

which ended June 30, 2017, was -5.42%.

Average Annual Total Returns
As of December 31, 2016	One Year	Since Inception	Inception Date
Before Taxes	3.02%	-5.08%	1/10/2012

After Taxes on Distributions	2.50%	-5.61%	—

After Taxes on Distributions and Sale of Shares	1.69%	-3.96%	—

Citi 30-Year TIPS (Treasury Rate-Hedged) Index#+*	3.87%	-3.97%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. Since Inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

+	Index performance through April 17, 2016 reflects the performance of the Credit Suisse 30-Year Inflation Breakeven Index. Index performance beginning

8	:: INFLATION EXPECTATIONS ETF	PROSHARES.COM

on April 18, 2016 reflects the performance of the Citi 30-Year TIPS (Treasury Rate-Hedged) Index.

*	The name of the Fund’s underlying index is changed from the Citi 30-Year TIPS (Treasury Rate-Hedged) Index to the FTSE 30-Year TIPS (Treasury Rate Hedged) Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Jeffrey Ploshnick, Senior Portfolio Manager, and Michelle Liu, Portfolio Manager, have jointly and primarily managed the Fund since August 2016 and January 2012, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

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© 2018 ProShare Advisors LLC. All rights reserved.	RINF-APR18 SUPP